Series Number:  1
For period ending 11/30/14

48)	Investor, A, B, C & R
First $500 million 1.000%
Next $500 million 0.950%
Next $2 billion 0.900%
Next $2 billion 0.850%
Over $5 billion 0.800%

Institutional
First $500 million 0.800%
Next $500 million 0.750%
Next $2 billion 0.700%
Next $2 billion 0.650%
Over $5 billion 0.600%

R6
First $500 million 0.650%
Next $500 million 0.600%
Next $2 billion 0.550%
Next $2 billion 0.500%
Over $5 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      2,662
                      Institutional Class                                                      479
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      1,582
                                B Class                                                      1
C Class                                                      23
                                R Class                                                      70
R6 Class                                                      7

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.0559
                      Institutional Class                                                      $0.0679
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.0409
B Class                                                      $0.0033
C Class                                                      $0.0033
R Class                                                      $0.0262
R6 Class                                                      $0.0769

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                48,991
                      Institutional Class                                                                10,695
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      30,236
B Class                                                      401
                                C Class                                                      7,019
R Class                                                      2,620
R6 Class                                                      292

74V)   1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $6.21
                      Institutional Class                                                      $6.21
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $6.20
B Class                                                      $6.18
                                C Class                                                      $6.18
R Class                                                      $6.20
R6 Class                                                      $6.21

Series Number: 2
For period ending 11/30/14

48)                 Investor, A, B, C & R
First $1 billion 1.100%
Next $2 billion 1.000%
Next $2 billion 0.950%
Over $5 billion 0.900%

Institutional
First $1 billion 0.900%
Next $2 billion 0.800%
Next $2 billion 0.750%
Over $5 billion 0.700%

R6
First $1 billion 0.750%
Next $2 billion 0.650%
Next $2 billion 0.600%
Over $5 billion 0.550%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                      6,504
                                Institutional Class                                                                3,105
           2.  Dividends for a second class of open-end company shares
                      A Class                                                      4,598
                                B Class                                                      21
C Class                                                      162
                                R Class                                                      231
R6 Class                                                      26

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.0691
                      Institutional Class                                                      $0.0839
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.0507
B Class                                                      $0.0095
C Class                                                      $0.0095
R Class                                                      $0.0357
R6 Class                                                      $0.0950

74U)   1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                93,056
                      Institutional Class                                                                37,738
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      79,126
B Class                                                      1,727
                                C Class                                                      16,759
R Class                                                      6,509
R6 Class                                                      1,098

74V)   1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $7.67
                      Institutional Class                                                      $7.68
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $7.66
B Class                                                      $7.63
                                C Class                                                      $7.64
R Class                                                      $7.64
R6 Class                                                      $7.67

Series Number: 3
For period ending 11/30/14

48)	Investor, A, B, C & R
First $1 billion 1.150%
Next $1 billion 1.050%
Next $1 billion 1.000%
Next $2 billion 0.950%
Over $5 billion 0.900%

Institutional
First $1 billion 0.950%
Next $1 billion 0.850%
Next $1 billion 0.800%
Next $2 billion 0.750%
Over $5 billion 0.700%

R6
First $1 billion 0.800%
Next $1 billion 0.700%
Next $1 billion 0.650%
Next $2 billion 0.600%
Over $5 billion 0.550%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      6,306
                                Institutional Class                                                                1,514
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      3,939
B Class                                                      23
                                C Class                                                      191
                                R Class                                                      170
R6 Class                                                      -

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.1180
                                 Institutional Class                                                      $0.1367
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.0946
B Class                                                      $0.0245
C Class                                                      $0.0245
R Class                                                      $0.0713
R6 Class                                                      $0.1507

74U)   1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                57,421
                      Institutional Class                                                                14,707
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      37,616
B Class                                                      794
                                C Class                                                      8,584
R Class                                                      2,616
R6 Class                                                      561

74V)   1. Net asset value per share (to nearest cent)
                                Investor Class                                                      $9.19
                      Institutional Class                                                      $9.16
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $9.22
B Class                                                      $9.10
                                C Class                                                      $9.08
R Class                                                      $9.22
R6 Class                                                      $9.16

Series Number: 4
For period ending 11/30/14

48)	Investor, A, C & R
1.360%
Institutional
1.160%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      378
                                Institutional Class                                                                121
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      218
                                C Class                                                      51
                                R Class                                                      3

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.1442
                                 Institutional Class                                                      $0.1667
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.1159
C Class                                                      $0.0313
R Class                                                      $0.0877

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                1,827
                      Institutional Class                                                                505
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      1,268
                                C Class                                                      1,465
R Class                                                      31

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $11.33
                      Institutional Class                                                      $11.36
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $11.28
                                C Class                                                      $11.15
R Class                                                      $11.24